UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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Juniper Networks, Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! JUNIPER NETWORKS, INC. ATTN: INVESTOR RELATIONS 1133 INNOVATION WAY SUNNYVALE, CA 94089 JUNIPER NETWORKS, INC. 2023 Annual Meeting Vote by May 9, 2023 11:59 PM ET You invested in JUNIPER NETWORKS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 10, 2023. Vote Virtually at the Meeting* May 10, 2023 8:00 AM PT Virtually at: www.virtualshareholdermeeting.com/JNPR2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V02761-P86969 Get informed before you vote View the NPS/10K COMBO online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. Election of Directors<br>**Nominees:**<br>1a. Anne DelSanto | For |
| 1b. Kevin DeNuccio | For |
| 1c. James Dolce | For |
| 1d. Steven Fernandez | For |
| 1e. Christine Gorjanc | For |
| 1f. Janet Haugen | For |
| 1g. Scott Kriens | For |
| 1h. Rahul Merchant | For |
| 1i. Rami Rahim | For |
| 1j. William Stensrud | For |
| 2. Ratification of Ernst & Young LLP, an independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2023. | For |
| 3. Approval of a non-binding advisory resolution on executive compensation. | For |
| 4. Approval of a non-binding advisory resolution on the frequency of future non-binding advisory votes on executive compensation. | 1 Year |
| 5. Approval of the amendment and restatement of the Juniper Networks, Inc. 2015 Equity Incentive Plan. | For |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

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V02762-P86969